SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 7, 2003

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

800 E. Royal Oaks, Monrovia, CA		91016
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (626) 471-6000

Item 7.  Financial Statements and Exhibits

                (c) Exhibits.

                                                                                                99.1         Press Release, dated July 7, 2003, announcing preliminary 2003 second quarter results.

Items 9 and 12.  Regulation FD Disclosure and Results of Operation and Financial Condition.

                On July 7, 2003, SeeBeyond Technology Corporation issued a press release announcing preliminary financial results for its fiscal second quarter ended June 30, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Regulation FD and Item 12 of Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/S/ BARRY J. PLAGA
Barry J. Plaga
Senior Vice President and Chief Financial Officer
Dated: July 7, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 7, 2003, announcing preliminary 2003 second quarter results.